EXHIBIT 10.2
                      CERTIFICATE OF OWNERSHIP AND MERGER
                               OF COMERCIS, INC.
                                      INTO
                   ROCKY MOUNTAIN FINANCIAL ENTERPRISES, INC.

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                                 COMERCIS, INC.

                            (A DELAWARE CORPORATION)

                                      INTO

                   ROCKY MOUNTAIN FINANCIAL ENTERPRISES, INC.

                            (A COLORADO CORPORATION)

It is hereby certified that:

     1. Comercis, Inc. is a business corporation of the State of Delaware.

     2. Comercis, Inc. is the owner of 90% the outstanding shares of common stock of Rocky Mountain Financial Enterprises, Inc., which is a business corporation of the state of Colorado.

     3. The laws of the jurisdiction of organization of Rocky Mountain Financial Enterprises, Inc. and of Comercis, Inc. permit the merger of a business corporation in that jurisdiction with a business corporation of another jurisdiction.

     4.  Comercis,   Inc.  is  hereby  merged  into  Rocky  Mountain   Financial
Enterprises, Inc..

     5. The name of the surviving corporation in the merger herein certified is Rocky Mountain Financial Enterprises, Inc., which will continue its existence as the surviving corporation, upon the effective date of said merger pursuant to the provisions of the Business Corporation Act of the State of Colorado.

     6. The Certificate of Incorporation of RMFE, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Business Corporation Act of the State of Colorado.

     7. The executed Agreement and Plan of Merger between the aforesaid constituent corporation is on file at the office of the aforesaid surviving corporation, the address of which is as follows: 402 Caroll Avenue, Suite 110, Southlake, TX 76092.

     8. The proposed merger has been approved by a majority holders of the issued and outstanding stock of Comercis, Inc. pursuant to Section 253 of DGC Act.

     9. A copy of the aforesaid Agreement and Plan of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

     10. The following is a copy of the resolutions adopted on December 13, 2000 by the Board of Directors of the corporation to merge the said Comercis, Inc. into Rocky Mountain Financial Enterprises, Inc.:

         RESOLVED that Comercis, Inc. be merged into Rocky Mountain Financial Enterprises, Inc., and that all the estate, property, rights, privileges, powers, and franchises of Comercis, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Comercis, Inc. in its name.

         RESOLVED that Rocky Mountain Financial Enterprises, Inc. will assume all the obligations of Comercis, Inc.

         RESOLVED that each shareholder of Comercis, Inc. shall receive a unit consisting of .85 shares pro rata of Rocky Mountain Financial Enterprises, Inc. and a warrant to purchase .25 shares of RMFE at $0.01 for each share of Comercis, Inc. owned, on surrender of the certificates of Comercis, Inc. but shall receive no other rights, cash, stock, or property.

         RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of Colorado, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Rocky Mountain Financial Enterprises, Inc. and of Comercis, Inc. and in any other appropriate jurisdiction.

         RESOLVED that the name of Rocky Mountain Financial Enterprises, Inc. be changed to Comercis, Inc. after any necessary filings with the SEC.

         RESOLVED that the effective time of the Merger setting forth a copy of these resolutions shall be December 14, 2000, and that, insofar as the General Corporation Law of the State of Delaware shall govern the same, said time shall be the effective merger time.

         11. Rocky Mountain Financial Enterprises, Inc. agrees it may be served with process in this State in any proceeding for enforcement of any obligation of any constituent corporation of this State as well as for enforcement of any obligation of the surviving or resulting corporation arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any stockholders as determined in a appraisal proceedings pursuant to SS.262 of

DC6LAW title and hereby irrevocably appoints the Secretary of State as its agent to accept service of process in any such suit or other proceedings and the address to which a copy of such process shall be mailed by the Secretary of State.

Executed on December 14, 2000.

                                  ROCKY MOUNTAIN FINANCIAL ENTERPRISES, INC.



                                  BY: /s/Chris M. Meaux
                                  Chris M. Meaux, President


STATE OF TEXAS

COUNTY OF TARRANT

         The foregoing Certificate of Ownership and Merger was acknowledged before me this 14th day of December 2000, by Chris Meaux President of Rocky Mountain Financial Enterprises, Inc. who affirmed the facts contained therein under penalties of perjury.

                                          /s/
                                          ------------------------------
                                          Notary Public